Summary Prospectus Supplement	September 25, 2019

George Putnam Balanced Fund
Summary Prospectus dated November 30, 2018

Class M shares of the fund acquired prior to November 25, 2019 (the “Effective Date”) will convert automatically to class A shares on the Effective Date, except for class M shares held through employer-sponsored retirement plans (for these purposes, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs) to the extent class A shares are not available through the plan (collectively, “Eligible Plans”).

Beginning on the Effective Date, class M shares of the fund will be closed to new purchases except (1) through Eligible Plans that had open positions in the fund’s Class M shares with Putnam Investor Services on the Effective Date or (2) by clients of administrators or other service providers of Eligible Plans that had open positions on behalf of their clients in the fund’s Class M shares with Putnam Investor Services on the Effective Date, and in either case maintained the open position through the date of purchase.

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